SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                      __________________________________

                                  FORM 8-A

                      __________________________________

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                              PFS BANCORP, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                Indiana                                 35-2142534
----------------------------------------   ------------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)




      Second and Bridgeway Streets
            Aurora, Indiana                                47001
----------------------------------------   ------------------------------------
(Address of principal executive offices)                (Zip Code)



   If this form relates to the           If this form relates to the
   registration of a class of            registration of a class of
   securities pursuant to                securities pursuant to
   Section 12(b) of the                  Section 12(g) of the
   Exchange Act and is                   Exchange Act and is
   effective pursuant to                 effective pursuant to
   General Instruction A.(c),            General Instruction A.(d),
   please check the following            please check the following
   box.  [ ]                             box.  [X]





Securities Act registration statement file number to which this
form relates:                                                      333-63696
                                                                ---------------
                                                                (If applicable)

      Securities to be registered pursuant to Section 12(b) of the Act:

                                   None

      Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $.01 per share
                  --------------------------------------
                            (Title of class)



Item 1.   Description of Registrant's Securities to be Registered

          See "Description of Our Capital Stock" in the Prospectus included in the PFS Bancorp, Inc. Registration Statement on Form SB-2 (File No. 333-63696) which is hereby incorporated by reference.

Item 2.   Exhibits

     *2.0 Plan of Conversion

     *3.1 Articles of Incorporation of PFS Bancorp, Inc.

     *3.2 Bylaws of PFS Bancorp, Inc.

     *4.0 Form of Stock Certificate of PFS Bancorp, Inc.


     *Previously filed with the Securities and Exchange Commission as exhibits to the PFS Bancorp, Inc. Registration Statement on Form SB-2 (File No. 333-63696). Such exhibits are incorporated herein by reference.




















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                                  SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       PFS BANCORP, INC.



Date: October 9, 2001                  By:  /s/ Mel E. Green
                                            ---------------------------------
                                            Mel E. Green, Director, President
                                            and Chief Executive Officer
































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